Employee Compensation	3 Months Ended
Jan. 31, 2025
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Employee Compensation
Note 9: Employee Compensation
Stock Options
During the three months ended January 31, 2025, we granted a total of 716,633 stock options (1,113,853 stock options during the three months ended January 31, 2024) with a weighted-average fair value of $18.46 per option ($15.33 per option for the three months ended January 31, 2024).
To determine the fair value of the stock option tranches (i.e. the portion that vests each year) on the grant date, the following ranges of values were used for each option pricing assumption:

For stock options granted during the three months ended	January 31, 2025	January 31, 2024
Expected dividend yield	3.6%	4.5%
Expected share price volatility	16.7%	17.4% - 17.6%
Risk-free rate of return	2.8%	3.3% - 3.4%
Expected period until exercise (in years)	6.5 - 7.0	6.5 - 7.0
Exercise price ($)	141.00	118.50
 Changes to the input assumptions can result in different fair value estimates.
Pension and Other Employee Future Benefit Expenses
Pension and other employee future benefit expenses are determined as follows:

(Canadian $ in millions)
	Pension benefit plans		Other employee future benefit plans
For the three months ended	January 31, 2025	January 31, 2024	January 31, 2025	January 31, 2024
Current service cost	$44	$38	$2	$1
Net interest (income) expense	(12)	(15)	9	11
Impact of plan amendments	(19)	-	-	(84)
Administrative expenses	5	3	-	-
Benefits expense	18	26	11	(72)
Government pension plans expense (1)	101	104	-	-
Defined contribution expense	109	105	-	-
Total pension and other employee future benefit expenses (recovery) recognized in our Consolidated Statement of Income	$228	$235	$11	$(72)

(1)	Includes Canada Pension Plan, Quebec Pension Plan and U.S. Federal Insurance Contributions Act.
We amended one of our U.S. pension plans in the first quarter of 2025, resulting in a $19 million benefit that was recognized as a reduction in employee compensation expense.